SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005 (May 3, 2005)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.

Tacit Networks

     On May 3, 2005, Brocade Communications Systems, Inc. issued a press release announcing a strategic relationship with Tacit Networks. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Therion Software Corporation

     On May 4, 2005, Brocade Communications Systems, Inc. issued a press release announcing its acquisition of Therion Software Corporation. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference .

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated May 3, 2005, announcing a strategic relationship with Tacit Networks.

99.2	Press release, dated May 4, 2005, announcing the acquisition of Therion Software Corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: May 4, 2005	By:	/s/ Antonio Canova
Antonio Canova
Chief Financial Officer and Vice President, Administration

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 3, 2005, announcing a strategic relationship with Tacit Networks.

99.2	Press release, dated May 4, 2005, announcing the acquisition of Therion Software Corporation.